UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2016

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately, Jerome Rouquet, age 48, has become the Senior Vice President and Chief Financial Officer of Federal-Mogul Holdings Corporation (the “Company”). Rouquet will replace Raj Shah, Senior Vice President and CFO of the Company, who is retiring. Rouquet will remain Senior Vice President Finance of the Motorparts Division. Rouquet has served as Senior Vice President Finance of Federal-Mogul Motorparts Corporation and Controller and Chief Accounting Officer of the Company since December 2013. Previously, he was interim Chief Financial Officer of the Company from August to December 2013; vice president, controller and chief accounting officer of Federal-Mogul Holdings since August 2010; and Senior Vice President Finance, Motorparts segment since July 2012. Mr. Rouquet joined Federal-Mogul Holdings in 1996 and held various finance positions of increasing responsibility at regional and group levels across multiple product lines and business units, ultimately serving as Finance Director, Vehicle Safety and Protection. Mr. Rouquet graduated in 1990 from the Institut Superieur de Gestion in Paris, France.

There are no family relationships between Mr. Rouquet and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. Other than as part of Mr. Rouquet’s employment with the Company, the Company has had no transactions since the beginning of the last fiscal year, and has no transactions proposed, in which Mr. Rouquet, or any member of his immediate family, has a direct or indirect material interest.

Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure

On January 19, 2016, the Company issued a press release announcing the appointment of Mr. Rouquet. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 15, 2016 the Company issued a press release announcing termination of its previously announced spin-off of its Motorparts Division. The Press release is filed as Exhibit 99.2 to the Current Report on Form 8-K and incorporated herein by reference

The information contained Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Press release, dated January 19, 2016

99.2	Press release dated January 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation
(Registrant)

Date: January 21, 2016		/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

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